SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            August 31, 1998


                             APAC TELESERVICES, INC.
               (Exact name of registrant as specified in charter)


     Illinois                      0-26786                  36-2777140
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                 file number)             Identification No.)


One Parkway North Center,  Suite 510, Deerfield, IL         60015
(Address of principal executive offices)                    (zip code)




Registrant's telephone number, including area code     847/374-4980




                                       N/A
          (Former name or former address, if changed since last report)

Item 5.        OTHER EVENTS

     On August 31, 1998, Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            Exhibit No.       Description of Document

            (99.1) Press release dated August 31, 1998, issued by the Registrant.


                                                               Signatures


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 1, 1998                   APAC TELESERVICES, INC.


                                    By:   /s/ John I. Abernethy

                                          John I. Abernethy
                                          Chief Financial Officer